UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2025

VYNE Therapeutics Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38356	45-3757789
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 125, Stewartsville, NJ (Address of Principal Executive Offices)	08886 (Zip Code)

Registrant’s telephone number, including area code: (800) 775-7936

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	VYNE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 12, 2025, VYNE Therapeutics Inc. (the “Company”) held its 2025 annual meeting of stockholders (the “Annual Meeting”). The stockholders considered three proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on November 12, 2025 (the “Proxy Statement”).  Of the 33,286,422 shares outstanding as of the record date, 16,680,776 shares, or 50.1%, were present or represented by proxy at the Annual Meeting.  Set forth below are the results of the matters submitted for a vote of stockholders at the Annual Meeting.

Proposal No. 1:  The election of two nominees to serve as Class I directors to hold office until the 2028 annual meeting of stockholders and until their respective successors are elected. The votes were cast as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Elisabeth Sandoval Little	3,929,275	1,373,631	11,377,870
Steven Basta	3,903,835	1,399,071	11,377,870

All nominees were elected.

Proposal No. 2:  Ratification of the selection by the audit committee of the board of directors of Baker Tilly US, LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2024. The votes were cast as follows:

	Votes For	Votes Against	Abstentions
Ratification of appointment of Baker Tilly US, LLP	15,296,776	766,080	617,920

Proposal No. 3:  Approval, on an advisory basis, of the compensation paid to the Company’s named executive officers, as disclosed in the Proxy Statement. The Company’s stockholders approved the compensation of the Company’s named executive officers. The votes were cast as follows:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Advisory approval of named executive officer compensation	4,566,359	680,945	55,602	11,377,870

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VYNE THERAPEUTICS INC.

Date: December 12, 2025	/s/ Mutya Harsch
Mutya Harsch
Chief Legal Officer and General Counsel